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                                                  Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements File No. 33-72272, No. 333-2866 and No. 333-2978.

                                             ARTHUR ANDERSEN LLP

New York, New York
February 17, 1999